UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (date of earliest event reported): March 13, 2020

                        BLUE LINE PROTECTION GROUP, INC.
                        --------------------------------
             (Exact name of Registrant as specified in its charter)

          Nevada                     000-52942                 20-5543728
---------------------------     -------------------       -------------------
(State or other jurisdiction   (Commission File No.)        (IRS Employer
                                                          Identification No.)

                                5765 Logan Street
                                Denver, CO 80216
                           -------------------------
          (Address of principal executive offices, including Zip Code)

Registrant's   telephone   number,   including   area   code:   (800)   844-5576

                            -----------------------
          (Former name or former address if changed since last report)

Check appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below)

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-14(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

       Title of each        Trading               Name of each exchange
           class           Symbol(s)               on which registered
      --------------      -----------             ----------------------
           None               N/A                          N/A

Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (240.12b-2 of this chapter).

      Emerging Growth Company [  ]

If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13a of the Exchange Act. [ ]

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

     On March 13, 2020 Daniel Allen resigned as the Company's Chief Executive, Financial and Accounting Officer. Mr. Allen's resignation was not due to any disagreement regarding the Company's operations, policies or practices.

     On March 13, 2020 the Company appointed Evan DeVoe as the Company's new Chief Executive, Financial and Accounting Officer and as a director.

     Evan DeVoe (age 34), prior to March 13, 220, was the Company's Chief Operating Officer (August 2019 - March 2020) and the Company's Vice President of Systems Development (January 2018 to August 2019). Prior to that time Mr. DeVoe was the controller (May 2016 - June 2017) and an accounting associate (October 2015 - May 2016) for the Weisser Companies, a firm engaged in commercial real estate and retail operations. Between March 2014 and October 2015 Mr. DeVoe was a client service associate for Millennium Portfolio Advisors.

     Mr. Allen remains as a director of the Company.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  March 26, 2020

                                 BLUE LINE PROTECTION GROUP, INC.


                                 By: /s/ Evan DeVoe
                                     -----------------------------
                                     Evan DeVoe, Chief Executive Officer